Exhibit 99.1

Investor Relations:	Alexandra Lynn
Selene Oh (617) 747-3300
ir@amg.com

Media Relations:	Laura O’Brien
(617) 747-3300
pr@amg.com

AMG Reports Financial and Operating Results

for the Second Quarter and First Half of 2015

Company Reports Economic EPS of $3.08; EPS of $2.31

BOSTON, July 28, 2015 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the second quarter and six months ended June 30, 2015.

For the second quarter of 2015, Economic earnings per share (“Economic EPS”) were $3.08, compared to $2.65 for the same period of 2014, and diluted earnings per share for the second quarter of 2015 were $2.31, compared to $1.75 for the same period of 2014.  For the second quarter of 2015, Economic net income was $171.4 million, compared to $149.8 million for the same period of 2014.  For the second quarter of 2015, Net income was $128.7 million, compared to $99.1 million for the same period of 2014.  For the second quarter of 2015, EBITDA was $239.2 million, compared to $211.9 million for the same period of 2014.  (Economic EPS, Economic net income, and EBITDA are defined in the attached tables, along with reconciliations to the most directly comparable GAAP measure.)

For the six months ended June 30, 2015, Economic net income was $333.5 million, EBITDA was $460.1 million, and Net income was $256.7 million.  For the six months ended June 30, 2014, Economic net income was $287.7 million, EBITDA was $403.8 million, and Net income was $176.2 million.

Net client cash flows for the second quarter of 2015 were $4.1 billion.  AMG’s aggregate assets under management were approximately $650 billion at June 30, 2015, pro forma for a pending investment.

“AMG generated strong results for the second quarter, reporting Economic earnings per share of $3.08, a 16% increase over the second quarter of 2014,” stated Sean M. Healey, Chairman and Chief Executive Officer of AMG.  “Against the backdrop of elevated market volatility, our results reflect ongoing successful execution across all aspects of our business, including strong organic growth, excellent long-term performance of our Affiliates, and additional investments in outstanding new Affiliates.”

“We have generated strong organic growth from positive client cash flows for 21 consecutive quarters — including over $4 billion in net inflows during the second quarter — which is particularly notable given the muted investor risk appetite observed by the broader industry,” Mr. Healey continued.  “Global institutional clients increasingly recognize the competitive advantages of boutique firms in generating alpha for the return-seeking portions of their portfolios.  With their industry-leading products in the most attractive areas in active equities and alternatives, our Affiliates continue to benefit from these demand trends, and we see ongoing opportunities to win new business across a broad range of geographies and channels.”

“Finally, the transaction environment remains highly favorable for us, and we are making meaningful progress with a number of outstanding prospects across a diverse array of leading traditional and alternative firms globally,” Mr. Healey concluded.  “In addition, we were pleased to announce our fifth Wealth Partners Affiliate, myCIO, a leading wealth management boutique with approximately $7 billion in client assets, and we continue to see substantial opportunities to partner with outstanding wealth management firms.  Looking ahead, given our unparalleled competitive position, including a proven track record of successful partnerships spanning over two decades, we are uniquely well positioned to execute on a broad and diverse opportunity set of prospective Affiliates.”

About AMG

AMG is a global asset management company with equity investments in leading boutique investment management firms.  AMG’s innovative partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operational autonomy.  AMG’s strategy is to generate growth through the internal growth of existing Affiliates, as well as through investments in new Affiliates.  In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.  As of June 30, 2015, AMG’s aggregate assets under management were approximately $650 billion, pro forma for a pending investment, in more than 500 investment products across a broad range of investment styles, asset classes and distribution channels.  For more information, please visit the Company’s website at www.amg.com.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws.  These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements.  You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings and other risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.  We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information.  AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.

Financial Tables Follow

A teleconference will be held with AMG’s management at 11:00 a.m. Eastern time today.  Parties interested in listening to the teleconference should dial 1-877-407-9210 (domestic calls) or 1-201-689-8049 (international calls) starting at 10:45 a.m. Eastern time.  Those wishing to listen to the teleconference should dial the appropriate number at least ten minutes before the call begins.

The teleconference will also be available for replay beginning approximately one hour after the conclusion of the call.  To hear a replay of the call, please dial 1-877-660-6853 (domestic calls) or 1-201-612-7415 (international calls) and provide conference ID 13613761.  The live call and replay of the session, and additional financial information referenced during the teleconference, can also be accessed via AMG’s website at http://www.amg.com/InvestorRelations/.

AMG

Financial Highlights

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	6/30/14	6/30/15

Revenue	$636.3	$646.6

Net income (controlling interest)	$99.1	$128.7

Economic net income (controlling interest) (A)	$149.8	$171.4

EBITDA (controlling interest) (B)	$211.9	$239.2

Average shares outstanding (diluted)	56.6	57.5

Earnings per share (diluted)	$1.75	$2.31

Average shares outstanding (adjusted diluted) (C)	56.6	55.6

Economic earnings per share (C)	$2.65	$3.08

	December 31, 2014	June 30, 2015

Cash and cash equivalents	$550.6	$488.5

Senior bank debt	$855.0	$475.0

Senior notes	$736.8	$1,084.3

Convertible securities	$303.1	$304.1

Stockholders’ equity	$2,627.0	$2,651.1

AMG

Financial Highlights

(in millions, except per share data)

	Six Months	Six Months
	Ended	Ended
	6/30/14	6/30/15

Revenue	$1,229.4	$1,281.6

Net income (controlling interest)	$176.2	$256.7

Economic net income (controlling interest) (A)	$287.7	$333.5

EBITDA (controlling interest) (B)	$403.8	$460.1

Average shares outstanding (diluted)	55.9	57.7

Earnings per share (diluted)	$3.15	$4.58

Average shares outstanding (adjusted diluted) (C)	56.1	55.7

Economic earnings per share (C)	$5.13	$5.99

AMG

Reconciliations of Earnings Per Share Calculation

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	6/30/14	6/30/15

Net income (controlling interest)	$99.1	$128.7
Convertible securities interest expense, net	—	3.8
Net income (controlling interest), as adjusted	$99.1	$132.5

Average shares outstanding (diluted)	56.6	57.5

Earnings per share (diluted)	$1.75	$2.31

	Six Months	Six Months
	Ended	Ended
	6/30/14	6/30/15

Net income (controlling interest)	$176.2	$256.7
Convertible securities interest expense, net	—	7.6
Net income (controlling interest), as adjusted	$176.2	$264.3

Average shares outstanding (diluted)	55.9	57.7

Earnings per share (diluted)	$3.15	$4.58

AMG

Reconciliations of Average Shares Outstanding

(in millions)

	Three Months	Three Months
	Ended	Ended
	6/30/14	6/30/15

Average shares outstanding (diluted)	56.6	57.5
Assumed issuance of junior convertible securities shares	—	(2.2)
Dilutive impact of junior convertible securities shares	—	0.3
Average shares outstanding (adjusted diluted) (C)	56.6	55.6

	Six Months	Six Months
	Ended	Ended
	6/30/14	6/30/15

Average shares outstanding (diluted)	55.9	57.7
Assumed issuance of junior convertible securities shares	—	(2.2)
Dilutive impact of junior convertible securities shares	0.2	0.2
Average shares outstanding (adjusted diluted) (C)	56.1	55.7

AMG

Operating Results

Assets Under Management

(in millions)

Statement of Changes - Quarter to Date

	Institutional	Mutual Fund	High Net Worth	Total

Assets under management, March 31, 2015	$360,013	$193,722	$78,428	$632,163
Client cash inflows	16,187	12,427	3,223	31,837
Client cash outflows	(10,093)	(14,536)	(3,154)	(27,783)
Net client cash flows	6,094	(2,109)	69	4,054
New investments (D)	719	—	5,198	5,917
Market changes	(733)	273	595	135
Other	493	(19)	(5)	469
Assets under management, June 30, 2015	$366,586	$191,867	$84,285	$642,738

Statement of Changes - Year to Date

	Institutional	Mutual Fund	High Net Worth	Total

Assets under management, December 31, 2014	$355,600	$188,428	$76,158	$620,186
Client cash inflows	29,209	26,164	6,679	62,052
Client cash outflows	(20,186)	(26,911)	(5,569)	(52,666)
Net client cash flows	9,023	(747)	1,110	9,386
New investments (D)	719	—	5,198	5,917
Market changes	795	4,205	1,824	6,824
Other	449	(19)	(5)	425
Assets under management, June 30, 2015	$366,586	$191,867	$84,285	$642,738

AMG

Operating Results

Financial Results

(in millions)

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	6/30/14	of Total	6/30/15	of Total
Revenue
Institutional	$265.2	42%	$255.4	39%
Mutual Fund	310.0	49%	323.0	50%
High Net Worth	61.1	9%	68.2	11%
	$636.3	100%	$646.6	100%

EBITDA (controlling interest) (B)
Institutional	$112.9	53%	$122.0	51%
Mutual Fund	78.4	37%	92.4	39%
High Net Worth	20.6	10%	24.8	10%
	$211.9	100%	$239.2	100%

	Six		Six
	Months		Months
	Ended	Percent	Ended	Percent
	6/30/14	of Total	6/30/15	of Total
Revenue
Institutional	$510.1	41%	$508.3	40%
Mutual Fund	601.9	49%	641.3	50%
High Net Worth	117.4	10%	132.0	10%
	$1,229.4	100%	$1,281.6	100%

EBITDA (controlling interest) (B)
Institutional	$211.5	52%	$230.8	50%
Mutual Fund	153.0	38%	182.5	40%
High Net Worth	39.3	10%	46.8	10%
	$403.8	100%	$460.1	100%

AMG

Reconciliations of Performance Measures

(in millions)

	Three Months	Three Months
	Ended	Ended
	6/30/14	6/30/15

Net income (controlling interest)	$99.1	$128.7
Intangible amortization and impairments	30.8	30.0
Intangible-related deferred taxes	18.4	20.7
Other economic items (E)	1.5	(8.0)
Economic net income (controlling interest) (A)	$149.8	$171.4

Net income (controlling interest)	$99.1	$128.7
Interest expense	20.0	22.5
Imputed interest and contingent payment arrangements (E)	2.4	(13.2)
Income taxes	57.7	69.2
Depreciation and other amortization	1.9	2.0
Intangible amortization and impairments	30.8	30.0
EBITDA (controlling interest) (B)	$211.9	$239.2

	Six Months	Six Months
	Ended	Ended
	6/30/14	6/30/15

Net income (controlling interest)	$176.2	$256.7
Intangible amortization and impairments	58.1	59.8
Intangible-related deferred taxes	35.3	41.1
Other economic items (E)	18.1	(24.1)
Economic net income (controlling interest) (A)	$287.7	$333.5

Net income (controlling interest)	$176.2	$256.7
Interest expense	37.7	44.7
Imputed interest and contingent payment arrangements (E)	24.8	(40.4)
Income taxes	103.3	135.4
Depreciation and other amortization	3.7	3.9
Intangible amortization and impairments	58.1	59.8
EBITDA (controlling interest) (B)	$403.8	$460.1

AMG

Consolidated Statements of Income

(in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2015	2014	2015

Revenue	$636.3	$646.6	$1,229.4	$1,281.6
Operating expenses:
Compensation and related expenses	272.6	292.2	508.3	544.9
Selling, general and administrative	122.8	114.3	245.1	223.0
Intangible amortization and impairments	28.1	28.1	55.5	55.9
Depreciation and other amortization	4.1	4.6	7.9	9.0
Other operating expenses	10.3	12.2	20.2	22.1
	437.9	451.4	837.0	854.9
Operating income	198.4	195.2	392.4	426.7

Income from equity method investments	54.7	60.1	100.9	113.2

Other non-operating (income) and expenses:
Investment and other income	(8.4)	(16.0)	(16.6)	(16.7)
Interest expense	20.0	22.5	37.7	44.7
Imputed interest expense and contingent payment arrangements (E)	2.4	(13.2)	24.8	(40.4)
	14.0	(6.7)	45.9	(12.4)

Income before income taxes	239.1	262.0	447.4	552.3

Income taxes (F)	61.1	72.1	110.0	141.7
Net income	178.0	189.9	337.4	410.6

Net income (non-controlling interests)	(78.9)	(61.2)	(161.2)	(153.9)

Net income (controlling interest)	$99.1	$128.7	$176.2	$256.7

Average shares outstanding (basic)	55.4	54.6	54.6	54.7
Average shares outstanding (diluted)	56.6	57.5	55.9	57.7

Earnings per share (basic)	$1.79	$2.36	$3.23	$4.70
Earnings per share (diluted)	$1.75	$2.31	$3.15	$4.58

AMG

Consolidated Balance Sheets

(in millions)

	December 31,	June 30,
	2014	2015
Assets
Cash and cash equivalents	$550.6	$488.5
Receivables	425.9	482.0
Investments in marketable securities	172.6	261.5
Other investments	167.2	165.7
Fixed assets, net	95.4	97.8
Goodwill	2,652.8	2,670.0
Acquired client relationships, net	1,778.4	1,749.8
Equity investments in Affiliates	1,783.5	1,692.1
Other assets	71.7	71.4
Total assets	$7,698.1	$7,678.8

Liabilities and Equity
Payables and accrued liabilities	$808.3	$632.0
Senior bank debt	855.0	475.0
Senior notes	736.8	1,084.3
Convertible securities	303.1	304.1
Deferred income taxes	491.7	572.9
Other liabilities	214.5	229.4
Total liabilities	3,409.4	3,297.7

Redeemable non-controlling interests	645.5	744.3
Equity:
Common stock	0.6	0.6
Additional paid-in capital	672.2	501.3
Accumulated other comprehensive income	31.8	76.1
Retained earnings	2,163.3	2,420.0
	2,867.9	2,998.0
Less: treasury stock, at cost	(240.9)	(346.9)
Total stockholders’ equity	2,627.0	2,651.1
Non-controlling interests	1,016.2	985.7
Total equity	3,643.2	3,636.8
Total liabilities and equity	$7,698.1	$7,678.8

AMG

Notes

(in millions)

(A)                     Under our Economic net income (controlling interest) definition, we add to Net income (controlling interest) our share of intangible amortization (including equity method intangible amortization) and impairments, deferred taxes related to intangible assets, and other economic items which include non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment arrangements) and certain Affiliate equity expenses.  We consider Economic net income (controlling interest) an important measure of our financial performance, as we believe it best represents operating performance before our share of non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark.  This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net income (controlling interest) or any other GAAP measure of financial performance or liquidity.

We add back intangible amortization and impairments attributable to acquired client relationships because these expenses do not correspond to the changes in the value of these assets, which do not diminish predictably over time. The portion of deferred taxes generally attributable to intangible assets (including goodwill) is added back because we believe it is unlikely these accruals will be used to settle material tax obligations.  We add back non-cash imputed interest and reductions or increases in contingent payment arrangements because it better reflects our contractual interest obligations.  We add back non-cash expenses relating to certain transfers of equity between Affiliate partners when these transfers have no dilutive effect to shareholders.

(B)                     EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation and amortization.  We believe that many investors use this information when comparing the financial performance of companies in the investment management industry.  EBITDA (controlling interest), as calculated by us, may not be consistent with computations of EBITDA by other companies.  This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net income (controlling interest) or any other GAAP measure of financial performance or liquidity.

(C)                     Economic earnings per share represents Economic net income (controlling interest) divided by the average shares outstanding (adjusted diluted).  In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.  This method does not take into account any increase or decrease in our cost of capital in an assumed conversion.  Economic earnings per share is provided in addition to, but not as a substitute for, Earnings per share (diluted) or any other GAAP measure of financial performance.

(D)                     We completed our investment in Baker Street Advisors, LLC in the second quarter of 2015.

(E)                      In the first and second quarters of 2015, we adjusted our estimate of our contingent payment obligations and, accordingly, reported gains attributable to the controlling interest of $29.8 ($18.5 net of tax) and $15.0 ($9.3 net of tax), respectively.

(F)                       Our consolidated income tax provision includes taxes attributable to the controlling interest, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2015	2014	2015
Current income taxes	$42.3	$43.4	$72.6	$75.4
Intangible-related deferred taxes	18.4	20.7	35.3	41.1
Other deferred taxes	(3.0)	5.1	(4.6)	18.9
Taxes attributable to controlling interest	57.7	69.2	103.3	135.4
Taxes attributable to non-controlling interests	3.4	2.9	6.7	6.3
Total income taxes	$61.1	$72.1	$110.0	$141.7

Income before taxes (controlling interest)	$156.8	$197.9	$279.5	$392.1

Effective tax rate *	36.8%	35.0%	37.0%	34.5%

* Taxes attributable to the controlling interest divided by controlling interest share of the consolidated income before taxes.